
ARI

American Railcar Industries, Inc.

Q3 2015 Supplemental Information

INVESTOR CONTACT: (636) 940-6000

WEBSITE: WWW.AMERICANRAILCAR.COM

Forward Looking Disclaimer

Safe Harbor Statement

This presentation contains statements relating to the Company's expected financial performance, objectives, long-term strategies and/or future business prospects, events and plans that are forward-looking statements. Forward-looking statements represent the Company's estimates and assumptions only as of the date of this presentation. Such statements include, without limitation, statements regarding expected future trends relating to our industry, the potential effects of regulatory developments, anticipated customer demand for the Company's products and services and the Company's ability to adapt to evolving demand, trends relating to the Company's shipments, leasing, railcar services, operating margin, revenues, earnings, and backlog, the Company's strategic objectives and long-term strategies, anticipated benefits from our employees' input, trends related to railcar shipments for direct sale versus lease, the Company's capital expenditure plans, short- and long-term liquidity needs and financing plans, anticipated benefits from expansion and diversification of our businesses, the mix of railcars, customers and commodities in the Company's lease fleet and the Company's lease fleet financings, anticipated production schedules for our products and the anticipated product schedules of our joint ventures, increases in efficiencies and flexibility related to future capacity, plans regarding future dividends, the anticipated performance and capital requirements of the Company's joint ventures, the Company's backlog and any implication that the Company's backlog may be indicative of future revenues. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from the results described in or anticipated by the Company's forward-looking statements. The payment of future dividends, if any, and the amount thereof, will be at the discretion of ARI's board of directors and will depend upon the Company's operating results, strategic plans, capital requirements, financial condition, provisions of its borrowing arrangements, applicable law, and other factors the Company's board of directors considers relevant. Other potential risks and uncertainties include, among other things: risks relating to the Company's compliance with, and the overall railcar industry's implementation of, United States and Canadian final regulations related to the transportation of flammable liquids by rail released on May 1, 2015; the Company's prospects in light of the cyclical nature of ARI's business; the health of and prospects for the overall railcar industry; fluctuations in commodity prices, including oil and gas; the highly competitive nature of the manufacturing, railcar leasing and railcar services industries; the variable purchase patterns of our railcar customers and the timing of completion, customer acceptance and shipment of orders; the Company's ability to manage overhead and variations in production rates; ARI's ability to recruit, retain and train adequate numbers of qualified personnel; ARI's reliance upon a small number of customers that represent a large percentage of revenues and backlog; fluctuating costs of raw materials, including steel and railcar components, and delays in the delivery of such raw materials and components; fluctuations in the supply of components and raw materials that ARI uses in railcar manufacturing; the impact of any economic downturn, adverse market conditions or restriction in the credit markets; the ongoing benefits and risks related to ARI's relationship with Mr. Carl Icahn, ARI's principal beneficial stockholder through Icahn Enterprises L.P., and certain of his affiliates; the risk of being unable to market or remarket railcars for sale or lease at favorable prices or on favorable terms or at all; the sufficiency of the Company's liquidity and capital resources, including long-term capital needs to further support the growth of ARI's lease fleet; the impact, costs and expenses of any litigation ARI may be subject to now or in the future; the risks associated with the Company's ongoing compliance with environmental, health, safety, and regulatory laws and regulations, which may be subject to change; the conversion of ARI's railcar backlog into revenues; the risks associated with the Company's current joint ventures and anticipated capital needs of and production at our joint ventures; the risks, impact, and anticipated benefits associated with potential joint ventures, acquisitions, strategic opportunities or new business endeavors; the implementation, integration with other systems or ongoing management of the Company's new enterprise resource planning system; risks related to the Company's or its subsidiaries' indebtedness and compliance with covenants contained in the Company's or its subsidiaries' financing arrangements; and the additional risk factors described in ARI's filings with the Securities and Exchange Commission. The Company expressly disclaims any duty to provide updates to any forward-looking statements made in this presentation, whether as a result of new information, future events or otherwise.

A TRADITION OF INDUSTRY LEADERSHIP in our PEOPLE, PROCESSES and PRODUCTS

MOTIVATE Promoting the importance of safety & cooperation; we believe inspired individuals will advance development throughout the organization





CULTIVATE Supporting leadership by encouraging talent and teamwork, our progressive operations provide an environment for process improvement and individual growth




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INNOVATE Raising expectations and supporting original ideas permits a collective momentum of modern and practical solutions





GENERATE Providing quality products and mutually beneficial services showcases our core competencies and reiterates our principal industry position





ARI Locations

Headquarters
St. Charles, MO

Manufacturing
Jackson, MO
Kennett, MO
Longview, TX
Marmaduke, AR
Paragould, AR
St. Charles, MO

Repair Shop
Brookhaven, MS
Bude, MS
Goodrich, TX
Longview, TX
North Kansas City, MO
Sarnia, ON
Tennille, GA

Mobile Repair
Gonzales, LA
LaPorte, TX

Mini Repair Shop
Bayport, TX
Channelview, TX
Geismar, LA
Green River, WY
Manitou, ND
Pace, FL
Pasadena, TX
Point Comfort, TX
Tampa, CO



ARI Key Railcar Markets



TANK RAILCARS – LARGEST PRODUCT SEGMENT OF NEW SHIPMENTS IN THE RAILCAR INDUSTRY. [1]

- Product offerings include general service, pressurized, coiled, lined and insulated and capable of transporting:
  - Crude Oil
  - Propane
  - Chemicals
  - Food Products
  - Ethanol


AMFX
6224
AMFX
6224
ARI

HOPPER RAILCARS – SECOND LARGEST PRODUCT SEGMENT OF NEW SHIPMENTS IN THE RAILCAR INDUSTRY. [1]

- Product offerings include carbon steel or stainless steel railcars that can carry:
  - Plastic Pellet
  - Frac Sand
  - Grain
  - Food Service
  - Cement
  - Specialty/Chemical Products

[1] Railway Supply Institute, Inc. ARCI 2015 – 3rd Quarter Reporting Statistics (issued October 2015)

ARI's Railcar Backlog



Total Railcar Backlog
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
4,240
550
1,050
6,530
7,060
8,560
11,732
7,936

	December 2008	December 2009	December 2010	December 2011	December 2012	December 2013	December 2014	September 2015
Railcar backlog for lease	-	-	-	2,200	1,810	2,330	2,844	821
Railcar backlog for direct sale	4,240	550	1,050	4,330	5,250	6,230	8,888	7,115

Manufacturing Segment

Broad manufacturing base allows ARI to provide quality railcars and components

Key Success Factors

- Flexible manufacturing facilities that allow us to further diversify our business
- Vertical integration from joint ventures and component manufacturing
- Labor efficient facilities driven by lean initiatives and an interchangeable workforce
- Experienced core group of employees
- Ability to adapt to evolving customer demands



Revenue
Operating Margin %
^
(millions)
$1,200
$1,000
$800
$600
$400
$200
$-
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
2008
2009
2010
2011
2012
2013
2014
Q3 2015 TTM

^: Manufacturing segment revenues and operating margin % presented above include an estimate of revenue and profit, respectively, for railcars built for our lease fleet. Such revenues and profit are based on an estimated fair market value of the leased railcars as if they had been sold to a third party, less the cost to manufacture for operating margin %. Revenues related to railcars built for our lease fleet are eliminated in consolidation.

Railcar Leasing Segment

Diversifying our business with a consistent revenue stream generated over the life of the railcar

- Growing lease fleet with a broad mix of customers and commodities
- Continue to support leasing business with borrowings of $625.5 million received in January 2015
- Further fleet growth expected to come from future railcar leveraged financing(s)
- Unencumbered leased railcars with a market value of approximately $515 million were available to borrow against, as of September 30, 2015



Revenue
Lease Fleet
(millions)
$35
$30
$25
$20
$15
$10
$5
$-
12,000
10,000
8,000
6,000
4,000
2,000
-
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15
Q2-15
Q3-15

Railcar Services Segment

Investing capital and resources to further expand repair capacity to meet increasing demand

<u>TRADITIONAL REPAIR AND MINI/MOBILE SERVICES</u>

- Capital expansions at current repair facilities and tank railcar manufacturing facility to increase capacity for traditional railcar repair work including:
  - Railcar qualifications
  - Light/heavy railcar repairs
  - Exterior and interior coatings
  - Cleaning
  - Railcar inspections
  - Valve replacement and testing
  - Wheel and axle replacement
- Additional offerings for mini-shops and mobile on-site customer repairs

<u>TANK RAILCAR RETROFITTING</u>

- Dedicated capital spending to expand retrofit capabilities along with traditional repair services at tank railcar manufacturing facility
- Repair Services Agreement with ACF Industries, LLC (Milton) for additional retrofit and repair capacity



Revenue
Operating Margin %
(millions)
$80
$70
$60
$50
$40
$30
$20
$10
$-
25%
20%
15%
10%
5%
0%
2008
2009
2010
2011
2012
2013
2014
Q3 2015 TTM

Our Financial History

Consolidated Revenue ($mil) ^


$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$808.8
$423.4
$273.6
$519.4
$711.7
$750.6
$733.0
$779.0
2008
2009
2010
2011
2012
2013
2014
Q3 2015 TTM

^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease.

Adj. EBITDA ($mil) *


$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$78.8
$40.0
$4.5
$50.5
$149.5
$181.1
$209.0
$255.7
2008
2009
2010
2011
2012
2013
2014
Q3 2015 TTM

*Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Operational CAPEX ($mil)


$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$42.0
$15.0
$6.1
$6.2
$20.0
$22.0
$20.1
$32.8
2008
2009
2010
2011
2012
2013
2014
Q3 2015 TTM

Lease Railcar CAPEX ($mil)


$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$10.4
$0.0
$0.0
$29.4
$185.9
$162.1
$307.7
$337.4
2008
2009
2010
2011
2012
2013
2014
Q3 2015 TTM

Quarterly Financial Comparison

Consolidated Revenue ($mil) ^



$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$182.1
$237.5
$162.8
$150.5
$263.8
$192.0
$172.7
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015

^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease.

Adj. EBITDA ($mil) *



$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$47.6
$60.2
$48.6
$52.6
$72.0
$68.5
$62.6
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015

*Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Operational CAPEX ($mil)



$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$3.6
$3.9
$6.2
$6.4
$5.0
$10.4
$11.1
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015

Lease Railcar CAPEX ($mil)



$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$43.9
$42.6
$98.5
$122.7
$48.1
$84.5
$82.1
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015

Exhibit A – EBITDA Reconciliation

In Thousands, unaudited

Annual Reconciliation	2008	2009	2010	2011	2012	2013	2014	Q3 2015 TTM
Net earnings (loss)	$ 31,382	$ 15,458	$ (27,006)	$ 4,336	$ 63,823	$ 86,896	$ 99,533	$ 120,025
Income tax expense (benefit)	18,403	6,568	(14,795)	3,866	42,022	52,440	65,074	76,375
Interest expense	20,299	20,909	21,275	20,291	17,765	7,337	7,622	18,335
Loss on debt extinguishment	-	-	-	-	2,267	392	1,896	2,126
Interest income	(7,835)	(6,613)	(3,519)	(3,654)	(3,003)	(2,716)	(2,517)	(2,304)
Depreciation	20,148	23,405	23,597	22,167	23,850	27,712	34,212	42,974
EBITDA	$ 82,397	$ 59,727	$ (448)	$ 47,006	$ 146,724	$ 172,061	$ 205,820	$ 256,211
Loss on sale of investment in India joint venture	-	-	-	-	-	5,917	-	-
Expense (income) related to stock based compensation	62	1,174	5,358	3,537	4,668	5,129	3,192	(1,791)
Other income on short-term investment activity	(3,657)	(20,858)	(379)	-	(1,863)	(2,008)	-	-
Adjusted EBITDA	$ 78,802	$ 40,043	$ 4,531	$ 50,453	$ 149,529	$ 181,099	$ 209,012	$ 255,740

Quarterly Reconciliation	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
Net earnings	$ 20,770	$ 32,216	$ 23,824	$ 22,723	$ 34,976	$ 32,969	$ 29,357
Income tax expense	12,214	18,772	14,280	19,808	20,541	19,297	16,729
Interest expense	1,672	1,843	1,849	2,258	4,738	5,694	5,645
Loss on debt extinguishment	1,896	-	-	-	2,126	-	-
Interest income	(641)	(619)	(608)	(649)	(563)	(550)	(542)
Depreciation	7,683	7,989	8,751	9,789	10,061	10,910	12,214
EBITDA	$ 43,594	$ 60,201	$ 48,096	$ 52,609	$ 71,879	$ 68,320	$ 63,403
Expense (Income) related to stock appreciation rights	4,006	(34)	540	(1,320)	107	184	(762)
Adjusted EBITDA	$ 47,600	$ 60,167	$ 48,636	$ 52,609	$ 71,986	$ 68,504	$ 62,641

Exhibit A – EBITDA Reconciliation

EBITDA represents net earnings (loss) before income tax expense (benefit), interest expense (income), loss on debt extinguishment and depreciation of property, plant and equipment. The Company believes EBITDA is useful to investors in evaluating ARI's operating performance compared to that of other companies in the same industry. In addition, ARI's management uses EBITDA to evaluate operating performance. The calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company's business. EBITDA is not a financial measure presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Accordingly, when analyzing the Company's operating performance, investors should not consider EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The calculation of EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.

Adjusted EBITDA represents EBITDA before share based compensation expense (income) related to stock options and stock appreciation rights (SARs), before gains or losses on investments, and before other one-time, nonrecurring, unusual or infrequent charges, expenses or gains that may not be indicative of the Company's core business results. Management believes that Adjusted EBITDA is useful to investors in evaluating the Company's operating performance, and therefore uses Adjusted EBITDA for that purpose. The Company's SARs, which settle in cash, are revalued each period based primarily upon changes in ARI's stock price. Management believes that eliminating the expense or income associated with the above items allows management and ARI's investors to understand better the operating results independent of those items. Adjusted EBITDA is not a financial measure presented in accordance with U.S. GAAP. Accordingly, when analyzing operating performance, investors should not consider Adjusted EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The Company's calculation of Adjusted EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.

A TRADITION OF INDUSTRY LEADERSHIP


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IN OUR PEOPLE, PROCESSES, AND PRODUCTS

ARI